UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York 14450	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Merger Transaction. On December 21, 2007, PAETEC Holding Corp. (“PAETEC”) and McLeodUSA Incorporated (“McLeodUSA”) issued a joint press release announcing that PAETEC’s registration statement on Form S-4 relating to the proposed merger transaction between PAETEC and McLeodUSA has been declared effective by the Securities and Exchange Commission, and that each company will hold a special meeting of stockholders on January 30, 2008 to approve matters relating to the proposed merger. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Employee Stock Purchase Plan. On December 18, 2007, at their 2007 annual meeting, PAETEC’s stockholders approved the adoption of the PAETEC Holding Corp. Employee Stock Purchase Plan. The purpose of the employee stock purchase plan is to enable eligible employees of PAETEC or any of its participating affiliates, through payroll deductions, to purchase shares of PAETEC common stock, to increase the employees’ interest in PAETEC’s growth and success and to encourage employees to remain in the employ of PAETEC and its subsidiaries. Under the employee stock purchase plan, 4,100,000 shares of PAETEC common stock would be available for purchase by eligible employees, including executive officers. PAETEC will determine the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of common stock. The first purchase period is expected to begin on April 1, 2008. The compensation committee of the board of directors will administer the plan, and will have the authority to prescribe, amend and rescind rules relating to it, including the purchase price for the shares sold. The purchase price for a given purchase period may not be less than 85% of the fair market value of a share of PAETEC common stock on the first trading day of the purchase period or the day on which the shares are purchased, whichever is lower. No employee may purchase PAETEC common stock in any calendar year under the plan having an aggregate fair market value in excess of $25,000, and PAETEC may impose additional limitations on participation. Because participation in the plan is subject to the discretion of each eligible employee and the amounts received by participants under the plan are subject to the fair market value of PAETEC common stock on future dates, the benefits or amounts that will be received by any participant if the plan is approved are not currently determinable. A description of the plan is set forth in PAETEC’s proxy statement dated November 21, 2007 filed with the Securities and Exchange Commission on November 21, 2007.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The following document is herewith filed as an exhibit to this report:

Exhibit Number	Description of Exhibit
99.1	News release, dated December 21, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: December 21, 2007	/s/ Charles E. Sieving
Charles E. Sieving
Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News release, dated December 21, 2007.

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